UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2022 (May 12, 2022)
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WAITR HOLDINGS INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200 Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (337) 534-6881
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	WTRH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Conversion Agreement
On May 13, 2022, Waitr Holdings Inc. (the “Company”), various lenders party thereto, and Luxor Capital Group, L.P. (“Luxor”) entered into a conversion agreement (the “Conversion Agreement”). Pursuant to the Conversion Agreement, the lenders agreed to convert $750,000 of the outstanding principal amount of the notes issued pursuant to the existing credit agreement dated as of November 15, 2018, as amended (the “Credit Agreement”), into shares of Company common stock at a conversion rate of 5,882 shares of Company common stock per $1,000 principal amount of the notes (the “Conversion Shares”).
The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by the full text of the Conversion Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Amendment No. 6 to Credit Agreement
On May 12, 2022, the Company, various lenders party thereto and Luxor entered into Amendment No. 6 to the Credit Agreement (the “Credit Agreement Amendment”). The Credit Agreement Amendment provides that subsequent to the payment in full of the term loan outstanding under the existing credit and guaranty agreement dated as of November 15, 2018, as amended (the “Credit and Guaranty Agreement”), on a quarterly basis, 50% of the proceeds of any future at-the-market public common stock issuances received by the Company will be applied to prepayment of the term loans under the Credit Agreement.
The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by the full text of the Credit Agreement Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
The disclosure set forth under the sub-header “Conversion Agreement” in Item 1.01 above is incorporated herein by reference.
The exchange of the Conversion Shares for the notes will be made pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Conversion Agreement dated as of May 13, 2022, by and among Waitr Holdings Inc., the lenders party thereto and Luxor Capital Group, LP

10.2	Amendment No. 6 to Credit Agreement dated May 12, 2022 by and among Waitr Holdings Inc., various lenders thereto, and Luxor Capital Group, LP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAITR HOLDINGS INC.

Date: May 17, 2022	By:	/s/ Thomas C. Pritchard
Name: Thomas C. Pritchard
Title: General Counsel
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